UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

DESTRA INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Destra Investment Trust

Destra Flaherty & Crumrine Preferred and Income Fund

December 21, 2020

Dear Shareholder,

Destra Investment Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) on January 29, 2021 at the offices of Destra Capital Advisors LLC (“Destra”), 444 West Lake Street, Suite 1700, Chicago, Illinois 60606 (the “Special Meeting”). This Special Meeting is being called because Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Transaction”), to make a portion of its equity available for key personnel and to manage its operations independently from Continuum. Furthermore, senior management and certain key employees of DCM are expected to receive ownership interests so that the entity is majority employee-owned. The result of the Transaction is a change of control of Destra pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). The closing of the Transaction (the “Closing”) is contingent upon the approval by the Fund’s shareholders of (i) a new investment management agreement between the Trust, on behalf of the Fund and DFC Preferred Advisors LLC (“DFC”), a newly-formed investment adviser jointly-owned by Destra and Flaherty & Crumrine Incorporated (“Flaherty & Crumrine” or the “Sub-Adviser”), the Fund’s current investment adviser and sub-adviser, respectively (the “New Advisory Agreement”) and (ii) a new sub-advisory agreement among the Trust, on behalf of the Fund, DFC and Flaherty & Crumrine (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Advisory Agreements”), which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreements.

The Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Closing, Continuum will no longer control Destra.

The change of control caused by the Transaction will result in the termination of (i) the existing advisory agreement between the Trust, on behalf of the Fund, and Destra (the “Current Advisory Agreement”); and (ii) the existing sub-advisory agreement among the Trust, on behalf of the Fund, Destra and Flaherty & Crumrine (the “Current Sub-Advisory Agreement”). Under the 1940 Act, the New Advisory Agreements must be approved by the Fund’s shareholders before they take effect.

If approved by shareholders, the New Advisory Agreement will replace the Current Advisory Agreement and DFC will replace Destra as the Fund’s investment adviser. Destra and Flaherty & Crumrine formed DFC on October 13, 2020 to further develop their business partnership and offer more streamlined and collaborative advisory services to the Fund. Because DFC is jointly-owned by the Fund’s current investment adviser and sub-adviser, it is not expected that DFC’s assumption of advisory responsibilities for the Fund will result in any material change in the investment approach or staff used to manage the Fund. Furthermore, if approved by shareholders, the New Sub-Advisory Agreement will allow Flaherty & Crumrine to continue as the Fund’s sub-adviser and manage the Fund according to the same objective, risks and policies as before. In addition, the personnel that are currently providing services to the Fund are not expected to change as a result of the Transaction.

The Trust’s Board of Trustees (the “Board of Trustees”) believes that approving the New Advisory Agreements is in the best interests of the Fund and its shareholders. Accordingly, the current Board of Trustees has unanimously voted to approve the New Advisory Agreements for the Fund and to recommend that the shareholders of the Fund also approve the New Advisory Agreements.

The enclosed proxy statement explains the following proposals:

❖	A proposal to approve a new investment management agreement between the Trust, on behalf of the Fund, and DFC, a newly-formed investment adviser jointly-owned by Destra and Flaherty & Crumrine, the Fund’s current investment adviser and sub-adviser, respectively, as a result of the Transaction; and

❖	A proposal to approve a new sub-advisory agreement among the Trust, on behalf of the Fund, DFC and Flaherty & Crumrine, as a result of the Transaction.

Please note that the terms of the New Advisory Agreements are substantially the same to the terms of the Fund’s Current Advisory and Sub-Advisory Agreements, respectively, with respect to advisory and sub-advisory services provided to the Fund. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Fund and the other series of the Trust (and therefore by shareholders) rather than the adviser. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund. The Fund’s “other expenses” will increase due to the Fund being responsible for the payment of the compensation of the chief compliance officer of the Trust under the New Advisory Agreement, rather than the adviser. However, the Fund’s total annual operating expenses will continue to be limited by the Fund’s expense limitation agreement. Please refer to Exhibit A to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the New Advisory Agreement is approved.

Moreover, the Fund will bear no portion of the costs related to this proxy solicitation or the Transaction. Additional information about DFC and the New Advisory Agreements are outlined in the enclosed proxy statement.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board of Trustees recommends that you vote FOR the proposals to approve the New Advisory Agreements. Your vote is important. Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help to reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at http://www.destracapital.com/proxy-information. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system

Sincerely, Nicholas Dalmaso Chairman and Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on the following important matters affecting the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”):

(1) Approval of a New Advisory Agreement for the Fund.

Destra Capital Management LLC (“DCM”), the parent company of Destra Capital Advisors LLC (“Destra”), has entered into an agreement with Continuum Funds Holdings, LLC (“Continuum”), pursuant to which DCM will buy back all of Continuum’s outstanding equity interests in DCM (the “Transaction”). The Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the closing of the Transaction (the “Closing”), Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Closing, DCM will control Destra. The Transaction will allow DCM to make a portion of its equity available for key personnel and to manage its operations independently from Continuum. Furthermore, senior management and certain key employees of DCM are expected to receive ownership interests so that the entity is majority employee-owned.

The consummation of the Transaction will result in the change of control of Destra. Under federal securities law and the terms of the current advisory agreement between the Trust, on behalf of the Fund, and Destra (the “Current Advisory Agreement”), a change of control results in the termination of the Current Advisory Agreement. In lieu of asking for your approval of a new advisory agreement with Destra, you are instead being asked to replace the Current Advisory Agreement with a new investment management agreement (the “New Advisory Agreement”) between Destra Investment Trust (the “Trust”), on behalf of the Fund, and DFC Preferred Advisors LLC (“DFC”), an investment adviser that was newly formed by Destra and Flaherty & Crumrine Incorporated (“Flaherty & Crumrine” or the “Sub-Adviser”) to further develop their business partnership and offer more streamlined and collaborative advisory services to the Fund. Furthermore, the formation of DFC will allow each of Destra and Flaherty & Crumrine to benefit from the resources and expertise of the other. If approved by shareholders of the Fund, the New Advisory Agreement will replace the Fund’s Current Advisory Agreement and DFC will assume advisory responsibilities for the Fund. The Closing is contingent upon the approval of the New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

The terms of the New Advisory Agreement are substantially the same to the terms of the Fund’s current advisory agreement with respect to services provided by the adviser. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Fund and the other series of the Trust (and therefore by shareholders) rather than by the adviser. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund. The Fund’s “other expenses” will increase due to the Fund being responsible for the payment of the compensation of the chief compliance officer of the Trust under the New Advisory Agreement, rather than the adviser. However, the Fund’s total annual operating expenses will continue to be limited by the Fund’s expense limitation agreement (described below).

(2) Approval of a New Sub-Advisory Agreement for the Fund.

Destra has retained Flaherty & Crumrine to serve as the Fund’s sub-adviser. Upon the Closing, the current investment sub-advisory agreement among the Trust, on behalf of the Fund, Destra and Flaherty & Crumrine (the “Current Sub-Advisory Agreement”) will automatically terminate. In order to permit Flaherty & Crumrine to continue to serve as sub-adviser to the Fund once the Closing occurs, securities laws require the Fund’s shareholders to approve a new sub-advisory agreement for the Fund. The Closing is contingent upon the approval of the new sub-advisory agreement among the Fund, DFC and Flaherty & Crumrine (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Advisory Agreements”) by shareholders, meaning that the Closing will not occur unless shareholders of the Fund approve the New Sub-Advisory Agreement.

Q.	Who is DFC and why is the Trust proposing that this entity become the Fund’s investment adviser pursuant to the New Advisory Agreement?

A.	DFC is a Delaware limited liability company and registered investment adviser that is jointly owned by Destra and Flaherty & Crumrine. Destra and Flaherty & Crumrine formed DFC on October 13, 2020 to further develop their business partnership and offer more streamlined and collaborative advisory services to the Fund. Furthermore, the formation of DFC will allow each of Destra and Flaherty & Crumrine to benefit from the resources and expertise of the other.

Destra and Flaherty & Crumrine will split the advisory fee payable by the Fund to DFC, net of expenses, equally. Furthermore, expenses will also be shared equally. The ownership stake of Flaherty & Crumrine in DFC, will give Flaherty and Crumrine more control of the investment adviser than it would otherwise have as sub-adviser to the Fund.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be identical to the current advisory fee rate applicable to the Fund. Currently, Destra is entitled to a management fee, payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets.

However, under the New Advisory Agreement, the $50,000 annual compensation of the chief compliance officer of the Trust would be borne by the Fund and the other series of the Trust rather than the adviser. Such compensation will be allocated to the Fund based on its assets under management, subject to the Fund’s expense limitation agreement (described below). The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund. The Fund’s “other expenses” will increase due to the Fund and the other series of the Trust (and therefore shareholders) being responsible for the payment of the compensation of the chief compliance officer of the Trust under the New Advisory Agreement, rather than the adviser. However, the Fund’s total annual operating expenses will continue to be limited by the Fund’s expense limitation agreement. Upon termination of the Current Advisory Agreement, such “Expense Limitation Agreement,” as defined below, will also terminate. Pursuant to the Expense Limitation Agreement, Destra has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses (excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business)) after fee waiver and/or reimbursement do not exceed 1.50% for the Fund’s Class A shares, 2.25% for the Fund’s Class C shares and 1.25% for the Fund’s Class I shares. If the Fund enters into the New Advisory Agreement, DFC has agreed to enter into a new Expense Limitation Agreement with the Fund on the identical terms and conditions as the current Expense Limitation Agreement. The new Expense Limitation Agreement will be subject to Board approval.

Q.	How will the approval of the New Advisory Agreement affect the management and operations of the Fund?

A.	The Fund’s investment objective, risks and investment strategies will not change as a result of the approval of the New Advisory Agreement. In addition, because DFC is jointly-owned by the Fund’s current investment adviser and sub-adviser, it is not expected that DFC’s assumption of advisory responsibilities for the Fund will result in any material change in the investment approach or staff used to manage the Fund.

Q.	What are the primary reasons that the Board of Trustees has recommended retaining DFC as the Fund’s new investment manager?

A.	The Board of Trustees weighed many factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the nature, extent and quality of service, performance, fees and expenses, economies of scale, cost of services and profitability. The Board of Trustees also considered the fact that Flaherty & Crumrine, as a co-owner of DFC, may be in a position to support the performance of management services for the Fund by applying its own expertise and resources. Finally, the Board of Trustees also concluded that Flaherty & Crumrine’s participation in DFC may increase Flaherty & Crumrine’s level of commitment to the Fund. Additional details regarding the factors considered by the Board of Trustees in approving the New Advisory Agreement can be found in the enclosed proxy statement.

Q.	How will the Transaction affect my account with the Fund?

A.	The Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Destra and Flaherty & Crumrine.

Q.	Will the sub-advisory fee rate be the same upon approval of the New Sub-Advisory Agreement?

A.	Flaherty & Crumrine is paid by the adviser out of the management fee that the adviser is paid by the Fund. The sub-advisory fees paid will not change under the New Sub-Advisory Agreement.

Q.	What will happen if shareholders of the Fund do not approve the New Advisory Agreement or the New Sub-Advisory Agreement?

A.	Completion of the Transaction is contingent upon the approval of the New Advisory Agreement and New Sub-Advisory Agreement by shareholders of the Fund. If the Closing does not occur, the Current Advisory Agreement and Current Sub-Advisory Agreement will not automatically terminate and, therefore, it will not be necessary to enter into new agreements.

Q.	How does the Board of Trustees recommend that I vote?

A.	The current members of the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), recommend that you vote in favor of the proposals to approve the New Advisory Agreement and New Sub-Advisory Agreement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting of Shareholders of the Fund (the “Special Meeting”). If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Trust by 5:00 p.m. Central Time on January 29, 2021.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was December 14, 2020 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Special Meeting at the offices of Destra Capital Advisors LLC, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606 on January 29, 2021.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Destra Investment Trust

Destra Flaherty & Crumrine Preferred and Income Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held January 29, 2021

Destra Investment Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) on January 29, 2021 at the offices of Destra Capital Advisors LLC (“Destra”), 444 West Lake Street, Suite 1700, Chicago, Illinois 60606, at 10:00 a.m. Central Time (the “Special Meeting”). This Special Meeting is being held so that shareholders can consider the following:

1.	A proposal to approve a new investment management agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and DFC Preferred Advisors LLC (“DFC”), a newly-formed investment adviser jointly-owned by Destra and Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the Fund’s current investment adviser and sub-adviser, respectively, as a result of a transaction pursuant to which Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back Continuum Funds Holdings, LLC’s control features and equity stake in DCM (the “Transaction”).

2.	A proposal to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, DFC and Flaherty & Crumrine, as a result of the Transaction.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT. APPROVAL OF THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE CONSUMMATION OF THE CHANGE OF CONTROL OF DESTRA WILL RESULT IN THE TERMINATION OF THE CURRENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the Record Date, December 14, 2020 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about December 21, 2020 to such shareholders of record.

By Order of the Board of Trustees,

Nicholas Dalmaso

Chairman and Trustee

Chicago, Illinois

December 21, 2020

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Trust reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Destra Investment Trust

Destra Flaherty & Crumrine Preferred and Income Fund

proxy statement

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

SPECIAL MEETING OF SHAREHOLDERS

January 29, 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Destra Investment Trust (the “Trust”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”). The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of new investment management agreement between the Trust, on behalf of the Fund, and DFC Preferred Advisors LLC (“DFC”)
2	Approval of new sub-advisory agreement among the Trust, on behalf of the Fund, DFC and Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”)

You will find this proxy statement divided into six parts:

Part 1     Provides details on the proposal to approve the new investment management agreement with DFC (see page 9)

Part 2     Provides details on the proposal to approve the new sub-advisory agreement with Flaherty & Crumrine (see page 17)

Part 3     Provides information about ownership of shares of the Fund (see page 22)

Part 4     Provides information on proxy voting and the operation of the Special Meeting (see page 23)

Part 5     Provides information on other matters (see page 26)

Please read the proxy statement before voting on the proposal. In addition, please call toll-free at (877) 361-7964 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about December 21, 2020.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of these reports by calling Destra Capital Advisors LLC (“Destra”) at 844-9DESTRA (933-7872), visiting the Fund’s website at destracapital.com/literature or contacting your financial advisor. Shareholders may call 1-877-361-7964 with any inquiries about the proxy materials.

Important Notice Regarding the Availability of Materials

for the Special Meeting of Shareholders to be Held on January 29, 2021

The proxy statement for the Special Meeting is available at https://vote.proxyonline.com/DestraCapital/docs/flahertycrumrine.pdf

PART 1

DESCRIPTION OF PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

Introduction

The Fund currently receives investment management services from Destra pursuant to an investment management agreement between the Trust, on behalf of the Fund, and Destra, as amended (the “Current Advisory Agreement”). However, Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Transaction”). Pursuant to the Transaction between DCM and Continuum, DCM will buy back all of Continuum’s outstanding equity interests in DCM. The Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Closing, Continuum will no longer control Destra, which will result in a change of control of Destra.

Under federal securities law and the terms of the Current Advisory Agreement, a change of control results in the termination of the Current Advisory Agreement. In lieu of asking for your approval of a new advisory agreement with Destra, you are instead being asked to replace the Current Advisory Agreement with a new investment management agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and DFC Preferred Advisors LLC (“DFC”), a newly-formed investment adviser jointly-owned by Destra and Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the Fund’s current investment adviser and sub-adviser, respectively (the “New Advisory Agreement”), to further develop their business partnership and offer more streamlined and collaborative advisory services to the Fund. Furthermore, the formation of DFC will allow each of Destra and Flaherty & Crumrine to benefit from the resources and expertise of the other. Destra and Flaherty & Crumrine will split the advisory fee payable by the Fund to DFC, net of expenses, equally. Furthermore, expenses will also be shared equally. The ownership stake of Flaherty & Crumrine in DFC, will give Flaherty and Crumrine more control of the investment adviser than it would otherwise have as sub-adviser to the Fund. If approved by shareholders of the Fund, the New Advisory Agreement will replace the Fund’s Current Advisory Agreement and DFC will assume advisory responsibilities for the Fund. The Closing is contingent upon the approval of the New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the New Advisory Agreement must be approved by the Fund’s shareholders before it takes effect. Because DFC is jointly-owned by the Fund’s current investment adviser and sub-adviser, it is not expected that DFC’s assumption of advisory responsibilities for the Fund will result in any material change in the investment approach or staff used to manage the Fund. If approved by the Fund’s shareholders, the New Advisory Agreement will replace the Current Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit B. The terms of the New Advisory Agreement are substantially the same to the terms of the Current Advisory Agreement with respect to services provided to the Fund. The New Advisory Agreement differs, however, with respect to the payment of the $50,000 annual compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Fund and the other series of the Trust rather than the adviser. Such compensation will be allocated to the Fund based on its assets under management (“AUM”), subject to the Fund’s expense limitation agreement. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund. The Fund’s “other expenses” will increase due to the Fund and the other series of the Trust (and therefore shareholders) being responsible for the payment of the compensation of the chief compliance officer of the Trust under the New Advisory Agreement, rather than the adviser. However, the Fund’s total annual operating expenses will continue to be limited by the Fund’s expense limitation agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Terms of the Current Advisory Agreement and New Advisory Agreement.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate. The Fund’s “other expenses” will increase due to the Fund and the other series of the Trust (and therefore shareholders) being responsible for the payment of the compensation of the chief compliance officer of the Trust under the New Advisory Agreement, rather than the adviser. However, the Fund’s total annual operating expenses will continue to be limited by the Fund’s expense limitation agreement.

Information About DFC

DFC is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). DFC was organized as a Delaware limited liability company on October 13, 2020 and is located at 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. DFC is jointly-owned by Destra and Flaherty & Crumrine. If approved by shareholders, DFC, which is operated by Destra, will have responsibility for the overall management of the Fund. It will also be responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.

During the Fund’s most recent fiscal year, no material payments were made by the Trust or Fund to DFC. DFC does not manage any accounts with similar investment strategies to the Fund’s.

The Transaction

On October 14, 2020, DCM entered into a redemption agreement (the “Redemption Agreement”) with Continuum, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM. As of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. The Transaction will allow DCM to make a portion of its equity available for key personnel and to manage its operations independently from Continuum. Furthermore, senior management and certain key employees of DCM are expected to receive ownership interests so that the entity is majority employee-owned. The Closing is contingent upon the approval of the New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement. The Transaction will result in a change of control of Destra pursuant to the 1940 Act.

Information Concerning DCM

The following information, which has been provided by DCM, is intended to give shareholders of the Fund background information concerning DCM and its business.

DCM, located at 444 West Lake Street, Suite 1700, Chicago, IL 60606, is a Delaware limited liability company and is the holding company of Destra and Destra Capital Investments LLC, the principal underwriter of the Fund’s shares. DCM and its affiliates were organized in 2008 to provide investment management, advisory, administrative, distribution and asset management consulting services.

Terms of the Redemption Agreement

The following is a summary of the terms of the Transaction considered relevant to the Fund:

On October 14, 2020, DCM entered into a Redemption Agreement with Continuum, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM. As of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. The Closing is contingent upon the approval of the Fund’s New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement. The Transaction will result in a change of control of Destra pursuant to the 1940 Act. Assuming shareholder approval of the New Advisory Agreement, DFC will assume advisory responsibilities for the Fund.

Transaction Not Expected to Adversely Affect the Fund

It is anticipated that the Transaction will not result in any change in the services provided to the Fund. It is further anticipated that the Transaction and New Advisory Agreement will not diminish in any way the high level of investment advisory service previously provided to the Fund.

Impact of the Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve the proposed New Advisory Agreement with DFC. The consummation of the Transaction constituted an “assignment” (as defined in the 1940 Act) of the Fund’s Current Advisory Agreement with Destra. As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon the Closing of the Transaction. In lieu of seeking shareholder approval of a new advisory agreement with Destra, shareholders are instead being asked to replace the Current Advisory Agreement with the New Advisory Agreement, which will allow DFC to assume advisory responsibilities for the Fund. The Closing is contingent upon the approval of the New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Advisory Agreement with DFC.

The Trustees considered and unanimously approved the New Advisory Agreement at a meeting of the Board of Trustees held on October 15, 2020. The Trustees reviewed and discussed written materials that were provided in advance of the meeting and throughout the year, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The New Advisory Agreement was approved by the Trustees in connection with the change of control caused by the Transaction and the resulting termination of the Current Advisory Agreement. In its evaluation of the New Advisory Agreement, the Trustees did not identify or evaluate any particular investment adviser other than DFC.

In making the recommendation that shareholders vote to approve the New Advisory Agreement with DFC, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Trustees considered the nature and scope of services to be provided by DFC under the New Advisory Agreement. The Trustees considered the fact that DFC was recently formed and it has no experience of its own in providing management services to registered investment companies. Notwithstanding that lack of experience, the Trustees considered the fact that DFC would be managed and jointly owned by the Fund’s current investment adviser, Destra, and the Fund’s current sub-adviser, Flaherty & Crumrine; that Destra and Flaherty & Crumrine will share equally the fees and expenses of DFC; that the investment approach, management team, personnel and other resources to be dedicated by DFC to the performance of services under the New Advisory Agreement would be consistent with the investment approach, management team, personnel and other resources that have historically been dedicated by Destra to the performance of services under the Current Advisory Agreement; that Flaherty & Crumrine, as a co-owner of DFC, may be in a position to support DFC in the performance of advisory services for the Fund and to participate in control of DFC; and that the terms and conditions of the New Advisory Agreement are substantially similar as the terms and conditions of the Current Advisory Agreement.

Given Destra’s role in managing DFC and in directing the performance of services under the New Advisory Agreement, the Trustees considered Destra’s prior experience in providing similar management services to other registered investment companies; its experience in providing administrative, operational and other non-advisory services to the Fund; and the financial condition of Destra and Flaherty & Crumrine, including their capacity to ensure that DFC has the capital necessary to perform the services required of it under the New Advisory Agreement.

The Trustees reviewed information regarding various service provider arrangements and considered the ability of DFC to administer and oversee outside service providers to the Fund. In addition, the Trustees considered matters related to DFC’s compliance program, as well as the compliance history of both Destra and F&C and their dealings with regulators. The Trustees also considered the fact that DFC intends to continue to engage Flaherty & Crumrine as the sub-adviser to the Fund, and that Flaherty & Crumrine will be responsible for all trading, portfolio construction and investment operations.

The Trustees also considered the impact that the Adviser Transaction is likely to have on the nature, extent and quality of services to be provided by DFC to the Fund under the New Advisory Agreement. In particular, the Trustees noted that the services required to be performed by DFC under the New Advisory Agreement are identical to the services that Destra is required to perform under the Current Advisory Agreement. The Trustees also considered information provided by DFC indicating that the Adviser Transaction is not expected to result in any change in the personnel or resources of DFC that are involved in the performance of services for the Fund. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the New Advisory Agreement are satisfactory.

Performance

The Trustees evaluated Fund performance during the one-year, three-year and five-year periods ended August 31, 2020 and from inception (April 13, 2011) through August 31, 2020 in light of its investment objective. The Trustees compared Fund performance to a peer group of funds with similar investment strategies. The Trustees noted that the Fund performance within its identified peer group was in the top two quartiles during the three-year and five-year periods and since inception, but that it fell to the median position in its peer group in the year ended August 31, 2020. In evaluating Destra’s contribution to historical Fund performance and DFC’s potential contribution to future Fund performance, the Trustees considered the fact that Flaherty & Crumrine, as sub-adviser to the Fund, has been and is expected to continue to be responsible for day-to-day management of the Fund. The Trustees concluded that the Adviser Transaction is not likely to impact performance of the Fund because (i) the Fund is managed by a sub-advisor, (ii) the services required to be performed by DFC under the New Advisory Agreement are identical to the services that Destra is required to perform under the Current Advisory Agreement and (iii) the Adviser Transaction is not expected to result in any change in the personnel or resources that are involved in the performance of services for the Fund.

Fees and Expenses

The Trustees reviewed and considered the contractual advisory fee rate to be paid by the Fund to DFC for services under the New Advisory Agreement. The Trustees also reviewed and considered information regarding the Fund’s total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group of funds with similar investment strategies over specified time periods. The Trustees noted that the advisory fee rate falls at the median of the fee rate in its identified peer group and that the Fund’s expense ratio is in the top quartile in its identified peer group. The Trustees noted that if Fund assets do not grow, then the Fund’s expense ratio will remain high within its peer group and the Fund will not achieve economies of scale.

The Trustees considered the fact that the New Advisory Agreement and the Current Advisory Agreement contain identical fee structures, and that the Adviser Transaction and the New Advisory Agreement are not expected to have any impact on the Fund’s expense ratio or individual operating expenses. The Trustees also noted that in connection with the New Advisory Agreement, an Expense Limitation Agreement will be entered into by DFC and the Fund on identical terms and conditions as the Expense Limitation Agreement that is currently in place with Destra. Pursuant to the Expense Reimbursement Agreement, DFC will agree to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement do not exceed certain agreed upon levels. The new Expense Limitation Agreement will be subject to Board approval. The Trustees noted that DFC and Destra do not provide comparable advisory services for any client for a fee that is less than the fee to be paid by the Fund.

The Board considered the fact that the change in responsibility for the payment of the compensation of the chief compliance officer, from the adviser to the Trust, will not increase the Fund’s annual operating expenses because the Fund will be reimbursed for such payments pursuant to its expense limitation agreement. The Board also noted that, given current AUM in the Fund and the prospects for growth in AUM, there would not be an adverse consequence to the proposed change in responsibility for these payments during the term of the New Advisory Agreement and the term of the New Expense Agreement

Based on their review, the Trustees concluded that the advisory fee and expense structure were reasonable for purposes of considering approval of the New Advisory Agreement.

Economies of Scale

The Trustees received and evaluated information regarding DFC’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Trustees noted that economies of scale will be realized only if there is significant growth in AUM. The Trustees considered DFC’s expectations for growth in AUM and the time frame in which such growth may occur. The Trustees concluded that economies of scale are not being realized and that breakpoints in the advisory fee or other arrangements will be considered if Fund assets grow and DFC has the potential to realize economies of scale.

Cost of Services and Profitability

The Trustees considered an expense and profitability analysis provided by DFC with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Trustees evaluated DFC’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. Based on their review, the Trustees concluded that DFC’s estimated profitability in managing the Fund under the New Advisory Agreement is reasonable.

Other Benefits to DFC

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by DFC or its affiliates as a result of their relationship with the Fund. The Trustees noted that DFC and its affiliates may derive reputational benefits and opportunities to market additional services to their existing clients and to Fund shareholders from their association with the Fund that may lead to other investment management opportunities. Based on their review, the Trustees concluded that the fall-out benefits that may be received by DFC and its affiliates are reasonable.

Based on all of the foregoing, the Board of Trustees recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Terms of the Current Advisory Agreement and New Advisory Agreement

A copy of the form of the New Advisory Agreement is attached hereto as Exhibit B. The following description is only a summary; however, material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit B for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit B.

The investment advisory services to be provided by DFC to the Fund under the New Advisory Agreement and the advisory fee structure with respect to the Fund are identical to the services currently provided by Destra and the advisory fee structure under the Current Advisory Agreement. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Fund and the other series of the Trust rather than by the adviser, which will not have the effect of increasing the total annual operating expenses borne by the Fund. The contractual rates of the advisory fee payable by the Fund to Destra, and the actual advisory fee rates paid to Destra by the Fund for the fiscal year ended September 30, 2020, is set forth in Exhibit C. The dates on which the Current Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit C. Tables setting forth the current and pro forma expenses that shareholders may be expected to incur in the event that the New Advisory Agreement is approved are set forth on Exhibit B.

Advisory Services. The investment management services to be provided by DFC under the New Advisory Agreement will be identical to those services currently provided by Destra to the Fund under the Current Advisory Agreement. Both the New Advisory Agreement and Current Advisory Agreement provide that the adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations, and administer the Fund’s affairs to the extent requested by, and subject to, the supervision of, the Board of Trustees. In addition, both the Current Advisory Agreement and the New Advisory Agreement state that the adviser must (i) use the same degree of skill and care in providing advisory services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibilities; (ii) report regularly to the Board of Trustees; (iii) prepare and maintain books and records with respect to the Fund’s securities and other transactions as required under applicable law; (iv) furnish office facilities and equipment for the Trust; (v) provide clerical, bookkeeping and administrative services for the Fund; and (vi) permit its officers or employees to serve without compensation as Trustees or officers of the Trust.

Sub-Advisers. Both the Current Advisory Agreement and the New Advisory Agreement authorize the adviser to retain one or more sub-advisers at the adviser’s own cost and expense for the purpose of providing investment management services to the Fund.

Fund Transactions. Both the Current Advisory Agreement and the New Advisory Agreement provide that the adviser is (i) authorized to select the brokers or dealers that will execute purchases and sales of portfolio securities for the Fund, and (ii) directed to use commercially reasonable efforts to obtain best execution for the Fund, taking into account all appropriate factors. Under both the Current Advisory Agreement and the New Advisory Agreement, the adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided. In addition, both the Current Advisory Agreement and the New Advisory Agreement provide that, subject to approval by the Board of Trustees, and to the extent permitted by applicable law, the adviser may select brokers or dealers affiliated with the adviser.

Compensation. Both the Current Advisory Agreement and the New Advisory Agreement contain identical advisory fee structures with respect to the Fund based on the Fund’s average daily net assets, which entitles the adviser to a management fee, payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets.

Duration and Termination. Both the Current Advisory Agreement and the New Advisory Agreement provide that, following an initial two-year term, the agreements will continue in effect for successive one-year terms only upon the approval a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) voting separately, as specified in the 1940 Act. Unless re-approved by the Board of Trustees, the Current Advisory Agreement will expire on or about December 29, 2021. Both the Current Advisory Agreement and the New Advisory Agreement provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to the Fund without the payment of any penalty by the Fund or the adviser upon sixty days’ written notice to the other party. The Fund may effect termination of the Current Advisory Agreement and the New Advisory Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Payment of Expenses. Both the Current Advisory Agreement and the New Advisory Agreement contain identical provisions with respect to the payment of Fund and Trust expenses~~,~~ other than with respect to the compensation of the Trust’s chief compliance officer. Under the Current Advisory Agreement, Destra is responsible for (i) compensating the Trust’s chief compliance officer; and (ii) providing all executive and other personnel, office space and office facilities required to render investment management and administrative services to the Fund. Under the New Advisory Agreement, each series of the Trust, including the Fund, will be responsible for compensating the Trust’s chief compliance officer, but DFC will remain responsible for providing all executive and other personnel, office space and office facilities required to render investment management and administrative services to the Fund. Under both the Current Advisory Agreement and the New Advisory Agreement, the Fund is generally otherwise responsible for the payment of its own expenses.

Limitation on Liability. The Current Advisory Agreement and the New Advisory Agreement both provide that the adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its obligations and duties, or by reason of the adviser’s reckless disregard of its obligations and duties thereunder.

Expense Agreements

In addition, under the terms of an amended and restated expense reimbursement, fee waiver and recovery agreement between Destra and the Trust (the “Current Expense Agreement”), Destra has agreed to cap Fund expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.50% for the Fund’s Class A shares, 2.25% for the Fund’s Class C shares and 1.25% for the Fund’s Class I shares (the “Annual Expense Caps”). Any waiver or reimbursement by Destra is subject to repayment by the Fund within three years from the date of the waiver, provided that the Fund is able to make the repayment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the repayment and the repayment is approved by the Board of Trustees. Upon termination of the Current Advisory Agreement, the Current Expense Agreement will also terminate. If the Fund enters into the New Advisory Agreement, DFC will enter into a new, identical expense reimbursement, fee waiver and recovery agreement (the “New Expense Agreement”), which will include the same Annual Expense Caps for the Fund and terms as set forth in the Current Expense Agreement. The New Expense Agreement will be subject to Board approval.

Additional Information Pertaining to DFC

The following table sets forth the name, position and principal occupation of each current executive officer of DFC as of October 13, 2020. Each individual’s address is c/o DFC Preferred Advisors LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. DFC is controlled by Destra and Destra is a wholly-owned subsidiary of DCM, each of which with an address of 444 W Lake St, Chicago, IL 60606.

Name	Principal Occupation at DFC
Robert Watson	President

Jane Hong Shissler	General Counsel

Affiliated Brokerage, Other Fees and Trustee/Officer Interest

DFC was formed as a Delaware limited liability company on October 13, 2020. Accordingly, during the Fund’s last fiscal year ended September 30, 2020, the Fund did not pay any amount to DFC for services provided to the Fund. In addition, the Fund did not pay any affiliated person of DFC for services provided to the Fund (other than pursuant to the Current Advisory Agreement or Current Sub-Advisory Agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of DFC for the fiscal year ended September 30, 2020.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, DFC or any person controlling, controlled by or under common control with DFC. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2020, to which DFC, any parent or subsidiary of DFC, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new advisory agreement with DFC.

PART 2

DESCRIPTION OF PROPOSAL 2:

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Introduction

Destra and the Trust, on behalf of the Fund, have entered into the Current Sub-Advisory Agreement with Flaherty & Crumrine. As with the Current Advisory Agreement, the Current Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of the Current Sub-Advisory Agreement. The Closing is contingent upon the approval by the Fund’s shareholders of (i) the New Advisory Agreement, and (ii) a new sub-advisory agreement among the Trust, on behalf of the Fund, DFC and Flaherty & Crumrine (the “New Sub-Advisory Agreement”), which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreements.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit D. The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Fund’s Current Sub-Advisory Agreement with respect to services provided by Flaherty & Crumrine. In addition, the sub-advisory fees payable to Flaherty & Crumrine under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the Current Sub-Advisory Agreement. The material terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are compared below in “Terms of the Current Sub-Advisory Agreement and New Sub-Advisory Agreement.”

Your approval of the New Sub-Advisory Agreement would not result in any change in Fund’s advisory fee rate.

Information About Flaherty & Crumrine

Flaherty & Crumrine is the Fund’s current investment sub-adviser. The principal office of Flaherty & Crumrine is located at 301 East Colorado Blvd., Suite 800, Pasadena, CA 91101. Flaherty & Crumrine has specialized in the management of preferred securities portfolios since 1983 and has managed U.S.-registered closed-end funds since 1991. As of September 30, 2020, Flaherty & Crumrine had approximately $4.4 billion in AUM.

Flaherty & Crumrine does not manage any other mutual funds with similar investment strategies and objectives to the Fund’s.

Transaction Not Expected to Adversely Affect Flaherty & Crumrine or the Fund

It is anticipated that the Transaction will not result in any change in the services provided by Flaherty & Crumrine to the Fund. It is further anticipated that the Transaction and New Sub-Advisory Agreement will not diminish in any way the high level of investment sub-advisory service previously provided by Flaherty & Crumrine.

Impact of the Transaction on the Fund’s Current Sub-Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed New Sub-Advisory Agreement with Flaherty & Crumrine. The Closing will result in the termination of the Current Sub-Advisory Agreement. The Closing is contingent upon the approval of the New Sub-Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Sub-Advisory Agreement, and the New Sub-Advisory Agreement is necessary if Flaherty & Crumrine is to continue to manage the Fund after the Closing.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Sub-Advisory agreement with Flaherty & Crumrine.

The Trustees considered and unanimously approved the New Sub-Advisory Agreement at a meeting of the Board of Trustees held on October 15, 2020. The Trustees reviewed and discussed written materials that were provided in advance of the meeting and throughout the year, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement was approved by the Trustees in connection with the change of control caused by the Transaction and the resulting termination of the Current Sub-Advisory Agreement. In its evaluation of the New Sub-Advisory Agreement, the Trustees did not identify or evaluate any particular sub-adviser other than Flaherty & Crumrine.

In making the recommendation that shareholders vote to approve the New Sub-Advisory Agreement with Flaherty & Crumrine, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Trustees considered the nature, extent and quality of services to be provided under the New Sub-Advisory Agreement and Flaherty & Crumrine’s experience in providing similar management services to other clients. The Trustees considered materials and information concerning the background, experience and capabilities of Flaherty & Crumrine’s portfolio managers and its other investment and administrative personnel in light of the services to be provided by pursuant to the Sub-Advisory Agreement. The Trustees also considered the ability of Flaherty & Crumrine, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. The Board also considered matters related to Flaherty & Crumrine’s compliance programs, its compliance history and its dealings with regulators.

The Trustees also considered the impact that the Adviser Transaction is likely to have on the nature, extent and quality of services to be provided by Flaherty & Crumrine to the Fund under the New Sub-Advisory Agreement. In particular, the Trustees considered information provided by Destra and Flaherty & Crumrine which indicates that the Adviser Transaction is not expected to result in any change in the nature and quality of services to be provided by Flaherty & Crumrine to the Fund. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement are satisfactory.

Performance

The Trustees evaluated Fund performance during the one-year, three-year and five-year periods ended August 31, 2020 and from inception (April 13, 2011) through August 31, 2020 in light of its investment objective. The Trustees compared Fund performance to a peer group of funds with similar investment strategies. The Trustees noted that Fund performance within its identified peer group was in the top two quartiles during the three-year and five-year periods and since inception, but that it fell to the median position in its peer group in the year ended August 31, 2020. The Trustees also considered information which indicates that the Adviser Transaction is not expected to have any impact on performance of the Fund. Based on their review, the Trustees concluded that Fund performance is acceptable for purposes of considering approval of the New Sub-Advisory Agreement.

Fees and Expenses

The Trustees considered the proposed sub-advisory fee, noting that the sub-advisory fee under the New Sub-Advisory Agreement is identical to the sub-advisory fee under the Current Sub-Advisory Agreement, and that in each case such fee is equal to 50% of the advisory fees paid to Destra (or DFC) under its Advisory Agreement with the Fund. The Trustees also reviewed and considered information regarding the Fund’s advisory fee rate and total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group over specified time periods. The peer group was comprised of other funds with similar investment strategies. The Trustees noted that the advisory fee rate falls at the median of the fee rate in its identified peer group and that the Fund’s expense ratio is in the top quartile in its identified peer group. The Trustees noted that if Fund assets do not grow, then the Fund’s expense ratio will remain high within its peer group and the Fund will not achieve economies of scale.

The Trustees also noted that in connection with the New Advisory Agreement, an Expense Limitation Agreement is to be entered into by DFC and the Fund on identical terms and conditions as the Expense Limitation Agreement that is currently in place with Destra. Pursuant to the Expense Limitation Agreement, DFC will agree to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement do not exceed certain agreed upon levels. The new Expense Limitation Agreement will be subject to Board approval.

Based on their review, the Trustees concluded that the sub-advisory fee and expense structure were reasonable for purposes of considering approval of the New Sub-Advisory Agreement.

Economies of Scale

The Trustees received and evaluated information regarding the potential for Flaherty & Crumrine to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Trustees noted that economies of scale will be realized only if there is significant growth in AUM. The Trustees considered expectations for growth in AUM and the time frame in which such growth may occur. The Trustees concluded that economies of scale are not being realized and that breakpoints in the advisory fee or other arrangements will be considered if Fund assets grow and Flaherty & Crumrine has the potential to realize economies of scale.

Cost of Services and Profitability

The Trustees considered an expense and profitability analysis provided by Flaherty & Crumrine with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Trustees evaluated Flaherty & Crumrine’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. The Trustees noted that Flaherty & Crumrine’s expenses and profitability under the New Sub-Advisory Agreement are expected to be substantially the same as under the Current Sub-Advisory Agreement. Based on their review, the Trustees concluded that Flaherty & Crumrine’s estimated profitability in managing the Fund under the New Sub-Advisory Agreement is reasonable.

Other Benefits to Flaherty & Crumrine

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Flaherty & Crumrine or its affiliates as a result of their relationship with the Fund. The Trustees noted that Flaherty & Crumrine may derive opportunities to market additional services to their existing clients from their association with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that may be received by Flaherty & Crumrine and its affiliates are reasonable.

Based on all of the foregoing, the Board of Trustees recommends that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

Terms of the Current Sub-Advisory Agreement and New Sub-Advisory Agreement

A form of the New Sub-Advisory Agreement is attached hereto as Exhibit D. The following description is only a summary; however, material terms of the New Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit D for the New Sub-Advisory Agreement, and the description set forth in this proxy statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit D. The investment sub-advisory services to be provided by Flaherty & Crumrine to the Fund under the New Sub-Advisory Agreement and the fee structure with respect to the fees payable to Flaherty & Crumrine are identical to the services currently provided by Flaherty & Crumrine and the fee structure of the Current Sub-Advisory Agreement. The contractual rates of the sub-advisory fee payable to Flaherty & Crumrine by Destra, and the actual sub-advisory fee rates paid to Flaherty & Crumrine by Destra for the fiscal year ended September 30, 2020, are set forth in Exhibit E. The dates on which the Current Sub-Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit E.

Sub-Advisory Services. The sub-advisory services to be provided by Flaherty & Crumrine under the New Sub-Advisory Agreement are identical to those services currently provided by Flaherty & Crumrine under the Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that Flaherty & Crumrine, subject to the adviser’s oversight, will manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program for the Fund, make investment decisions for the Fund, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio. In performing its duties under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, Flaherty & Crumrine will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust, Amended and Restated By-laws and the Fund’s stated investment objective, risks, policies and restrictions.

Fund Transactions. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Flaherty & Crumrine is authorized to select brokers or dealers that will execute purchases and sales of portfolio securities for the Fund. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that, subject to approval by the Board of Trustees and to the extent permitted by applicable law, Flaherty & Crumrine may select brokers or dealers affiliated with Flaherty & Crumrine.

Fees. The fees paid to Flaherty & Crumrine under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement are identical. Under both agreements, Flaherty & Crumrine is paid by the adviser out of the investment advisory fee that the adviser is paid by the Fund at a rate equal to 50% of the advisory fees that the adviser is paid for its services to the Fund. Flaherty & Crumrine will also receive 50% of the advisory fee payable by the Fund to DFC.

Payment of Expenses. Under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, Flaherty & Crumrine is responsible for paying all of its own operating expenses incurred in connection with providing sub-advisory services to the Fund, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

Additional Sub-Advisers. Subject to approval by the Board of Trustees and the adviser, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement permit Flaherty & Crumrine to retain one or more additional sub-advisers at Flaherty & Crumirine’s own cost and expense for the purpose of furnishing sub-advisory services to the Fund.

Proxies. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that Flaherty & Crumrine will vote all proxies solicited by or with respect to the issuers of securities held in the portion of the Fund’s portfolio managed by Flaherty & Crumrine.

Duration and Termination. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that, following an initial two-year term, the agreements will continue in effect for successive one-year terms only upon the approval a majority of the Board of Trustees, including a majority of the Independent Trustees voting separately, as specified in the 1940 Act. Unless re-approved by the Board of Trustees, the Current Sub-Advisory Agreement will expire on or about December 29, 2021. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty, by Flaherty & Crumrine or the adviser on sixty days’ written notice to the other party. The Fund may effect termination of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Limitation on Liability. The Current Sub-Advisory Agreement and New Sub-Advisory Agreement both provide that Flaherty & Crumrine will not be liable for, and the adviser will not take any action against Flaherty & Crumrine for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Flaherty & Crumrine’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Flaherty & Crumrine in the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Additional Information Pertaining to Flaherty & Crumrine

The following table sets forth the name, position and principal occupation of each current executive officer of Flaherty & Crumrine as of September 30, 2020. Each individual’s address is c/o Flaherty & Crumrine Incorporated, 301 East Colorado Blvd., Suite 800, Pasadena, CA 91101.

Name	Principal Occupation at Flaherty & Crumrine
R. Eric Chadwick	President and Portfolio Manager

Bradford S. Stone	Executive Vice President, Chief Financial Officer and Portfolio Manager

Chad C. Conwell	Executive Vice President, Chief Legal Officer and Chief Compliance Officer

Affiliated Brokerage, Other Fees and Trustee/Officer Interest

During the Fund’s last fiscal year, the Fund did not pay any amount to Flaherty & Crumrine or any affiliated person of Flaherty & Crumrine for services provided to the Fund (other than pursuant to the Current Sub-Advisory Agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of Flaherty & Crumrine for the fiscal year ended September 30, 2020.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Flaherty & Crumrine or any person controlling, controlled by or under common control with Flaherty & Crumrine. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2020, to which Flaherty & Crumrine, any parent or subsidiary of Flaherty & Crumrine, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. All the shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the Board of Trustees UNANIMOUSLY recommends that shareholders OF THE FUND vote in favor of the NEW SUB-advisory agreement with FLAHERTY & CRUMRINE.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on December 14, 2020, will be entitled to notice of, and to vote at, the Special Meeting. On December 14, 2020, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote

Class A	1,873,473.988
Class I	12,158,253.571
Class C	1,624,175.952

PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on December 14, 2020 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust’s Amended and Restated By-Laws, upon making a written request of the Trust’s secretary, shareholders holding in the aggregate not less than one-third of the voting power of the Fund’s shares for matters specified in such written request may call a shareholder meeting. Provided, however, that (i) such written request must state the purpose(s) of the meeting and matter(s) proposed to be acted on, and (ii) the shareholder(s) requesting the meeting must have paid to the Trust the reasonably estimated cost of preparing and mailing the notice of such meeting. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust. The Trust’s secretary is Ms. Jane Hong Shissler, and she may be reached at the following address: 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum. The presence in person or by proxy of the holders of 30% or more of the Fund’s shares entitled to vote at a Special Meeting shall constitute a quorum for the transaction of business the Special Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote at the Special Meeting, including abstentions, shall be counted, while broker “non-votes” will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund will each require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent will be borne by Destra and Flaherty & Crumrine. The Trust has engaged AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates AST’s fees to be approximately $18,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Trust, or regular employees and agents of DFC, Destra and Flaherty & Crumrine, for any involvement in the solicitation of proxies.

The Trust will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne Destra and Flaherty & Crumrine.

Voting by Destra and Flaherty & Crumrine

To the extent that Destra and Flaherty & Crumrine and their affiliates own shares of the Fund, each intends to vote Fund those shares in favor of Proposal 1 and Proposal 2.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Trust, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit F to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Trust. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Trust’s address for the Trustee(s) at c/o Destra Flaherty & Crumrine Preferred and Income Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. Other Shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

December 21, 2020

PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1-877-478-5044 or writing to the Fund at the following address: 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at https://vote.proxyonline.com/DestraCapital/docs/flahertycrumrine.pdf.

Other Service Providers

UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 provides certain accounting, transfer agency, shareholder services and dividend paying agent services to the Fund, UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212, also performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Destra Capital Investments LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606, a wholly-owned subsidiary of DCM, serves as the principal underwriter of the shares of the Fund.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A

PRO FORMA EXPENSES

Set forth below are tables that describe the fees and expenses paid in connection with each class of shares of the Fund shown, for the fiscal year ended September 30, 2020, (1) under the existing advisory agreement (actual fees and expenses), and (2) pro forma as if the new advisory agreement had been in effect for the entire fiscal year. The expenses that the Fund would bear under the new advisory agreement that are currently borne instead by Destra include the compensation of the Trust’s chief compliance officer. These expenses, as a percentage of Fund net assets, are reflected in “Other Expenses – Pro Forma” in the table below.

Shareholder Fees (fees paid directly from your investment)	Class A (Actual)	Class A (Pro Forma)	Class C (Actual)	Class C (Pro Forma)	Class I (Actual)	Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.42%	0.44%	0.42%	0.44%	0.42%	0.44%
Total Annual Fund Operating Expenses	1.42%	1.44%	2.17%	2.19%	1.17%	1.19%

A-1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A or Class C Shares and $100,000 in Class I Shares of the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A (Actual)	$588	$879	$1,191	$2,075	$588	$879	$1,191	$2,075
Class A (Pro Forma)	$590	$885	$1,201	$2,097	$590	$885	$1,201	$2,097
Class C (Actual)	$320	$679	$1,164	$2,503	$220	$679	$1,164	$2,503
Class C (Pro Forma)	$322	$685	$1,175	$2,524	$222	$685	$1,175	$2,524
Class I (Actual)	$1,192	$3,716	$6,437	$14,204	$1,192	$3,716	$6,437	$14,204
Class I (Pro Forma)	$1,213	$3,778	$6,543	$14,432	$1,213	$3,778	$6,543	$14,432

These examples do not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.

A-2

EXHIBIT B

FORM OF NEW ADVISORY AGREEMENT

FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT made this [     ] day of [     ], by and between DESTRA INVESTMENT TRUST, a Massachusetts business trust (the “Trust”), and DFC Preferred Advisors LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust intends to offer shares in multiple series, as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust;

(d) will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12. This Agreement may be amended or modified only by a written instrument executed by both parties.

13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

DESTRA INVESTMENT TRUST

_____________________________

By: Jane H. Shissler

Title: Secretary

ATTEST: _______________________

NAME: _________________________

TITLE: __________________

DFC PREFERRED ADVISORS LLC

_______________________________

By: [      ]

Title: [      ]

ATTEST: _______________________

NAME: ________________________

TITLE: _____________________

Schedule A

(effective as of [      ]) Funds

Name of Fund	Annual Rate of Average Daily Net Assets
Destra Flaherty & Crumrine Preferred and Income Fund	0.75%

EXHIBIT C

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Average Daily Net Assets)	Advisory Fee Rate Paid to Destra for the Fiscal Year Ended September 30, 2020	Most Recent Date of Shareholder Approval of Current Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Current Advisory Agreement by Board of Trustees
0.75%	0.75%	October 19, 2017 (approval of Current Advisory Agreement due to change of control of Destra)	November 9, 2020

C-1

EXHIBIT D

FORM OF NEW SUB-ADVISORY AGREEMENT

Form of Investment Sub-Advisory Agreement

Agreement made as of this [    ] day of [    ] by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”), DFC Preferred Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Flaherty & Crumrine Incorporated, a California corporation and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2. Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing. The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b) will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c) will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund (including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6. Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7. Limitation of Liability and Indemnification.

(a) The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the fullest extent permitted by applicable law, the Trust, Fund and Adviser shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

(c) Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d) Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e) The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9. Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:

DFC Preferred Advisors LLC 444 West Lake Street, Suite 1700 Chicago, Illinois 60606	Chad Conwell Flaherty & Crumine Incorporated 301 East Colorado Blvd., Suite 800 Pasadena, CA 91101

11. Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DFC Preferred Advisors LLC

By
Title:

DESTRA INVESTMENT TRUST

on behalf of the Destra Flaherty& Crumrine Preferred and Income Fund

By
Title:

FLAHERTY & CRUMRINE INCORPORATED

By
Title:

EXHIBIT E

INVESTMENT SUB-ADVISORY FEES

Sub-Advisory Fee Rate Paid to Flaherty & Crumrine	Sub-Advisory Fee Rate Paid to Flaherty & Crumrine (as a percentage of the Fund’s net assets) for the Fiscal Year Ended September 30, 2020	Most Recent Date of Shareholder Approval of Current Sub-Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Current Sub-Advisory Agreement by the Board of Trustees
50% of the advisory fee paid to Destra	0.375%	October 19, 2017 (approval of Current Sub-Advisory Agreement due to change of control of Destra)	November 9, 2020

E-1

EXHIBIT F

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of December 14, 2020. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling a Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY SAN FRANCISCO, CA 94104	448,928.055	23.96%
Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	285,778.693	15.25%
Class A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	97,002.799	5.18%
Class C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	449,463.049	27.67%
Class C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT 211 MAIN ST SAN FRANCISCO, CA 94105	363,923.138	22.41%
Class I	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	1,729,180.219	14.28%
Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	947,847.478	7.83%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

F-1

Destra

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free

1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (877) 361-7964 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER SAMPLE

DESTRA FLAHERTY & CRUMRINE PREFERRED & INCOME FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jane Hong Shissler and Robert Watson , each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Destra Flaherty & Crumrine Preferred & Income Fund (the "Fund") to be held at the office of the Fund located at 444 West Lake Street, Suite 1700, Chicago, IL 60606, at 10:00 a.m., Central time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth on the reverse side and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 361-7964. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 29, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/DestraCapital/docs/flahertycrumrine.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]